SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Columbus McKinnon Corporation

(Name of Registrant as specified in its charter)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 20, 2020, for Columbus McKinnon Corporation This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/CMCO. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this years annual meeting, please make this request on or before July 10, 2020. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/CMCO Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/CMCO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Columbus McKinnon Corporation Notice of Annual Meeting Date: Monday, July 20, 2020 Time: 10:00 a.m., Central Time Place: Four Seasons Hotel Chicago, 120 East Delaware Place, Chicago, Illinois** The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote FOR the following. 1. Election of Directors Nominees 01 Richard H. Fleming 02 David J. Wilson 03 Nicholas T. Pinchuk 04 Liam G. McCarthy 05 R. Scott Trumbull 06 Heath A. Mitts 07 Kathryn V. Roedel 08 Aziz Aghili 09 Jeanne Beliveau-Dunn 2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2021 3. To conduct a shareholder advisory vote on the compensation of our named executive officers ** IMPORTANT INFORMATION REGARDING MEETING LOCATION We intend to hold our annual meeting in person, however, we are actively monitoring the COVID-19 pandemic and are sensitive to the public health and travel concerns of our shareholders, employees and directors and the restrictions in protocols that federal, state and local governments may impose on in-person meetings. In the event it is not possible or advisable to hold our annual meeting in person, we will issue a press release, which will also be filed with the Securities and Exchange Commission announcing alternative arrangements for the meeting, which may include holding the meeting solely by means of remote communication as promptly as practicable. Please monitor our website at investors.columbusmckinnon.com and check the website in the days leading up to the meeting date.